Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     I, Kevin L. Tate, Chief Financial Officer of United National Group, Ltd. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the quarterly report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2004 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

/s/ Kevin L. Tate
Name: Kevin L. Tate
Title: Chief Financial Officer